SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2007

                            WAUWATOSA HOLDINGS, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         Wisconsin                  000-51507                    20-3598485
-----------------------------  ---------------------         ------------------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                     Identification No.)


11200 W. Plank Ct., Wauwatosa, Wisconsin                            53226
----------------------------------------                            -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (414) 761-1000
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.      Other Events.
-----------------------------

     On February 21, 2007, Wauwatosa Holdings, Inc. (the "Company"), a Wisconsin corporation, announced that its Board of Directors had approved a plan of charter conversion to change the Company's charter to that of a federal corporation regulated exclusively by the Office of Thrift Supervision (the "OTS"). Similarly, the Board of Directors of the Company's mutual holding company parent, Lamplighter Financial, MHC also approved a plan of charter conversion to convert its charter from a Wisconsin chartered mutual holding company to a federally chartered mutual holding company exclusively regulated by the OTS. The Company's charter conversion is subject to approval by the OTS and the Company's shareholders.

     Pursuant to the plan of charter conversion, the outstanding shares of common stock, par value $.01 per share, of the Company as a Wisconsin corporation, will become, by operation of law, on a one-for-one basis, common stock, par value $.01 per share, of the Company as a federal corporation. The Plan of Charter Conversion of the Company is attached as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.
--------------------------------------------------

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits: 99.1: Wauwatosa Holdings, Inc. Plan of Charter Conversion

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      WAUWATOSA HOLDINGS, INC.



DATE: February 27, 2007               By: /s/ Richard C. Larson
                                           ------------------------------------
                                           Richard C. Larson
                                           Chief Financial Officer and Treasurer
                                           (Duly authorized representative)

                                  Exhibit 99.1